GPS FUNDS II
GuideMarkSM Global Real Return Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Diversified Alternatives Allocation Fund
(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE PROSPECTUS
DATED JULY  31, 2013

The date of this Supplement is September 3, 2013

The previously disclosed change in control of the advisor, Genworth Financial Wealth Management, Inc. (“GFWM”), has occurred.  As a result, GFWM is now owned by Acquiline Capital Partners LLC and Genstar Capital, LLC.

The Board of Trustees of GPS Funds II has approved a new investment advisory agreement and, as applicable, new sub-advisory agreement(s) for each Fund (the “New Agreements”).  The Funds also obtained all requisite shareholder approvals for the New Agreements.  The expense limitation agreements that were already in place have been extended until July 31, 2015.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE